UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

CCC INFORMATION SERVICES GROUP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

This filing consists of (1) a memorandum sent by Githesh Ramamurthy, Chairman and Chief Executive Officer of CCC, to CCC employees on January 17, 2006; and (2) a senior management Q&A.

TO:	All CCC Employees

FROM:	Githesh Ramamurthy

RE:	Timing for Closing of Investcorp Transaction

DATE:	January 17, 2006

I am pleased to inform you that on January 11, 2006, we mailed our Proxy Statement relating to the Investcorp transaction, and we have scheduled a special meeting of stockholders for Thursday, February 9, 2006 to vote on the transaction. The closing of the acquisition is subject to the approval of the stockholders at the special meeting, as well as other customary closing conditions. Given stockholder approval, we expect that the closing will occur as soon as February 10, 2006.

All holders of CCC stock at the close of business on the record date, December 16, 2005, will be entitled to vote on the Investcorp transaction. We encourage you to read the Proxy Statement for further details about the merger. While all stockholders are welcome to attend the meeting, your attendance at the stockholders meeting in person is not necessary or required. To ensure that your shares are counted, we encourage you to vote your shares prior to the meeting by following the instructions contained in the Proxy Statement.

If you hold options or stock through any of CCC’s employee benefit plans, including the 2000 Stock Incentive Plan, the Long Term Incentive Plan, 401(k) Plan or Employee Stock Purchase Plan, you will receive additional information about how the transaction will affect your CCC shares or options in the coming weeks.

We continue to be excited about the transaction with Investcorp and will provide further information to you in the coming weeks. As the closing of the transaction approaches, we’d like to remind all of you that we must maintain our focus on achieving our business goals and delivering value to our customers. We look forward to working with each of you to create the next successful chapter in CCC’s history.

Important Additional Information Filed with the SEC

On January 9, 2006, CCC filed a definitive Proxy Statement with the SEC in connection with the solicitation of proxies relating to the transaction. The Proxy Statement and proxy card were mailed to CCC stockholders on January 11, 2006. Investors and stockholders are urged to read the Proxy Statement carefully because it contains important information about CCC, the transaction and related matters. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CCC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the Proxy Statement from CCC by contacting Georgeson Shareholder Communications Inc., 17 State Street, New York, NY 10004, or by telephone at (877) 901-6134.

CCC and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding CCC’s directors and executive officers is contained in the Proxy Statement, CCC’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Proxy Statement, filed on Schedule 14A, dated April 22, 2005, which are filed with the SEC. These documents are available free of charge at the SEC’s web site www.sec.gov.

Certain statements in this communication, including statements regarding the proposed merger are forward-looking and may involve a number of risks and uncertainties. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure to satisfy various conditions contained in the merger agreement. Other risks and uncertainties concerning CCC’s performance are set forth in reports and documents filed by CCC with the SEC from time to time. Please use caution in placing reliance on forward-looking statements. CCC has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise any forward-looking statement.

CCC INFORMATION SERVICES GROUP INC.

MERGER WITH INVESTCORP

SMG Q&A

January 17, 2006

1.	Who is entitled to vote at the special meeting?

If you owned shares of CCC stock at the close of business on December 16, 2005, the record date for the special meeting, you are entitled to vote at the special meeting. You have one vote for each share of CCC common stock that you owned on the record date.

2.	How do I vote my shares of CCC Stock?

The way that you vote your shares of CCC stock will depend on how you hold your shares. (Note for options, see Question 3 below) If you hold your shares:

•	Through the CCC 401(k) plan: You should instruct Computershare, the vote tabulator for the plan, how to vote your shares by returning the proxy card furnished to you, or following the telephone or Internet voting instructions printed on your proxy card.

•	Through the Employee Stock Purchase Plan: You should instruct Computershare, the plan administrator, how to vote your shares by returning the proxy card furnished to you, or following the telephone or Internet voting instructions printed on your proxy card.

•	Through the 2000 Stock Incentive Plan or LTIP: If you hold restricted stock (either vested or unvested), you may grant a proxy by mailing in the proxy card, or following the telephone or Internet voting instructions printed on your proxy card,

•	Other Shares (not held through a broker): If you hold shares directly in your name and you have physical stock certificates (including shares acquired on the open market), you may grant a proxy by mailing in the proxy card, or following the telephone or Internet voting instructions printed on your proxy card;

•	Other Shares (held through a broker or other nominee): You should instruct the broker or other nominee how to vote your shares by returning the proxy card furnished to you.

3.	If I hold options, am I entitled to vote at the special meeting?

No, optionholders are not entitled to vote at the special meeting because they hold options, not shares of CCC stock. If you hold shares of CCC stock (in addition to options), you are entitled to vote only with respect to your shares of stock (excluding any options).

4.	Do I need to attend the stockholder meeting to vote my shares?

No, attendance at the meeting in person is not necessary. To ensure that your shares are counted, we encourage you to grant a proxy through the procedures described above in Question 2.

IMPORTANT: If you hold physical stock certificates registered in your name or if you hold restricted stock registered in your name (either with or without physical certificates), you may attend the meeting and vote in person should you desire to do so. Please note that if you hold your shares through the 401(k) plan, ESPP or through a broker or other nominee, you must contact T. Rowe Price (the 401(k) plan administrator), Computershare (the ESPP administrator) or the broker or other nominee to obtain instructions and appropriate documentation to attend the meeting. If you do not follow the instructions given by the plan administrator, broker, or nominee, you will not be able to attend the meeting and vote your shares. To ensure that your shares are counted, we encourage you to grant a proxy through the procedures described above in Question 2.

5.	If I want to attend the meeting in person on February 9, 2006, do I need the approval of my manager?

Attendance at the meeting in person is not necessary or required and, to ensure that your shares are counted, we encourage you to grant a proxy prior to the meeting through the procedures described above in Question 2. However, any stockholder may attend the meeting and vote in person should they choose to do so. Please see Question 4 above for details on what arrangements, if any, you may need to make in advance if you desire to attend the meeting.

6.	What vote is required for CCC’s stockholders to approve the transaction?

To approve the transaction, we must obtain the approval of the holders of a majority of the voting power of the outstanding shares of our common stock and Series F Preferred Stock entitled to vote on the matter, voting together as a single class.

7.	How will we know if stockholder approval is obtained at the meeting?

We expect to make a public announcement following the meeting regarding the results of the vote.

8.	What happens if the stockholders do not approve the transaction?

If the transaction is not approved by the stockholders, we will remain an independent public company and our common stock will continue to be listed and traded on the Nasdaq. Under some circumstances, we may be required to pay a termination fee and to reimburse some or all of Investcorp’s expenses if the merger agreement is terminated.

9.	What changes, if any, can we expect following closing of the transaction?

Upon completion of the transaction, CCC will no longer be a publicly traded company, and our stock will no longer be traded on the Nasdaq. In terms of operating the business, the company will continue to aggressively pursue its growth strategy. To that end, our focus will be on meeting commitments and delivering value to our customers. However, Investcorp is buying the business for its potential, and it expects a return on its investment just as our current stockholders.

10.	Why did a stockholder of CCC file a lawsuit regarding the merger? What is the lawsuit about?

The case was brought in Delaware Chancery Court by a purported stockholder of CCC and is styled as a class action on behalf of itself and all other stockholders of the Company. The complaint alleges, among other things, that CCC’s directors violated their fiduciary obligations to stockholders in connection with the transaction and that certain disclosures in the proxy statement are incomplete and misleading. We believe that this lawsuit is without merit and intend to defend vigorously against the action.

11.	Will the stockholder lawsuit filed Libray Partners have an impact on the merger with Investcorp? Will the closing be delayed as a result of the litigation?

We believe that this lawsuit is without merit and intend to defend vigorously against the action. As previously announced, the special meeting of the Company’s stockholders is scheduled for Thursday, February 9, 2006, for the purpose of approving the adoption of the merger agreement. The closing remains scheduled to take place on February 10, 2006.

FOR ADDITIONAL INFORMATION ON THE TRANSACTION, INCLUDING FURTHER DETAIL ON THE ITEMS DISCUSSED ABOVE, PLEASE REFER TO THE COMPANY’S DEFINITIVE PROXY STATEMENT ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

Important Additional Information Will be Filed with the SEC

On January 9, 2006, CCC filed a definitive Proxy Statement with the SEC in connection with the solicitation of proxies relating to the transaction. The Proxy Statement was mailed to CCC stockholders on or about January 11, 2006. Investors and stockholders are urged to read the Proxy Statement carefully because it contains important information about CCC, the transaction and related matters. Investors and stockholders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CCC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the Proxy Statement from CCC by contacting Georgeson Shareholder Communications Inc., 17 State Street, New York, NY 10004, or by telephone at (877) 901-6134.

CCC and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger

Agreement. Information regarding CCC’s directors and executive officers is contained in the Proxy Statement filed in connection with the transaction, CCC’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Proxy Statement, filed on Schedule 14A, dated April 22, 2005, which are filed with the SEC. These documents are available free of charge at the SEC’s web site www.sec.gov.

Certain statements in this communication, including statements regarding the proposed merger are forward-looking and may involve a number of risks and uncertainties. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure to satisfy various conditions contained in the merger agreement. Other risks and uncertainties concerning CCC’s performance are set forth in reports and documents filed by CCC with the SEC from time to time. Please use caution in placing reliance on forward-looking statements. CCC has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise any forward-looking statement.